UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective July 21, 2014, CMS Energy Corporation (“CMS Energy”) appointed Wells Fargo Bank, National Association, as its transfer agent, registrar and dividend disbursing agent (“Transfer Agent”).  Due to this appointment, CMS Energy amended its CMS Energy Stock Purchase Plan (“Plan”).

On November 10, 2011, CMS Energy filed a Registration Statement on Form S-3 (No. 333-177886) (“Registration Statement”) with the Securities and Exchange Commission in order to register 3,000,000 shares of CMS Energy common stock, $.01 par value, for offering and sale to participants in the Plan.

This Current Report on Form 8-K is being filed to file the amended Plan as an exhibit to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 CMS Energy Stock Purchase Plan as of July 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: July 21, 2014	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1        CMS Energy Stock Purchase Plan as of July 21, 2014